Exhibit 10.2

STANDARD FORM COMMERCIAL LEASE

1. PARTIES

Palmer Redevelopment, LLC of One Main Street Whitinsville, Massachusetts, 01588 LESSOR, which expression shall include all its heirs, successors, and assigns where the context so admits, does hereby lease to Engineered Polymer Floors, Inc. a Massachusetts Corporation whose principal offices are located at Palmer Technology Center, Three Rivers, Massachusetts, 01080 as of the commencement of the lease. LESSEE, which expression shall include all its successors, executors, administrators, and assigns where the context so admits, and the LESSEE hereby leases the following described premises in “As Is” condition:

2. PREMISES	A) Approximately 1500 square feet (including common areas) of the first floor of Building #1.

B) Four offices totaling approximately 700 square feet (including common areas) located in the fifth floor of Building #3.

together with the right to use in common, with other entitled thereto, the hallways, stairways, and pedestrian elevators, necessary for access to said leased premises and lavatories nearest thereto.

3. TERM	The term of this lease shall be for one (1) year commencing on December 1, 2002 and ending on November 30, 2003.

4. RENT

The LESSEE shall pay to the LESSOR rent at the rate of eleven thousand eight hundred eighty dollars ($11,880.00) annually payable in monthly installments of nine hundred ninety dollars ($990.00) due on the first of each month.

5. SECURITY	Lessor acknowledges receipt of $750.00 cash payment for security deposit.

6. RENT ADJUSTMENT
A. TAX ESCALATION	INTENTIONALLY DELETED

B. OPERATING COST ESCALATION

The LESSEE shall pay to the LESSOR as additional rent hereunder when and as designated by notice in writing by LESSOR, .73 percent of any increase in operating expenses over those incurred during the calendar year 2002. Operating expenses are defined for the purposes of this agreement as: all costs incurred and expenditures made by the LESSOR in the operation and management of the building and the land on which the buildings are situated comprising the Complex known as PALMER TECHNOLOGY CENTER (hereinafter collectively called the “Property”), exclusive of capital expenditures, leasing commissions, special services to other tenants, financing expenses and real estate taxes, as determined in accordance with generally accepted accounting principles. Operating costs include, without limitation, costs of cleaning, security, janitorial service, heating, ventilation, electricity, air conditioning, all utilities not separately metered, maintenance and repairs to the Property and HVAC Systems and equipment, maintenance of the grounds, snow removal, management Fees equal to six (6) percent of Base Rent, wages salaries, benefits, payroll taxes and unemployment compensation insurance for employees of Lessor or any contractor Lessor Fees equals to six (6) percent of Base Rent, wages salaries, benefits, payroll taxes and unemployment compensation insurance for employees of Lessor or any contractor Lessor engages in cleaning, operations, maintenance or security of the Property, insurance relating to the Property, legal fees related to the management of tenants and the operation of the Property, payments other than Taxes to the municipality in which the Property is located, including but not limited to, water and sewer charges, supplies, insurance and all other expenses customarily incurred in connection with the operation of buildings of comparable type and use.

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7. UTILITIES

The LESSEE shall pay, as they become due, all bills for electricity and other utilities (whether they are used for furnishing heat or other purposes) that are furnished to the leased premises and presently separately metered and all bills for fuel furnished to a separate tank servicing the leased premises exclusively.

LESSOR shall have no obligation to provide utilities or equipment other than the utilities and equipment within the premises as of the commencement dare of this lease. In the event LESSEE requires additional utilities or equipment, the installation and maintenance thereof shall be the LESSEE’s sole obligation, provided that such installation shall be subject to the written consent of the LESSOR.

(SEE RIDER)

8. USE OF LEASED PREMISES	The LESSEE shall use the leased premises only for the purpose of warehouse use on the first floor of Building one and office use on the fifth floor of Building three.

9. COMPLIANCE WITH LAWS

The LESSEE acknowledges that no trade or occupation shall be conducted in the leased premises or use made thereof which will be unlawful, improper, noisy or offensive, or contrary to any law or any municipal by-law or ordinance in force in the city or town in which the premises are situated

10. FIRE INSURANCE

The LESSEE shall not permit any use of the leased premises which will make voidable any insurance on the property of which the leased premises are a part, or on the contents of said property or which shall be contrary to any law or regulation from time to time established by the New England Fire Insurance Rating Association, or any similar body succeeding to its powers. The LESSEE shall on demand reimburse the LESSOR, all extra insurance premiums caused by the LESSEE’s use of the premises.

11. MAINTENANCE A. LESSEE’S OBLIGATIONS

The LESSEE agrees to maintain the leased premises in good condition, damage by fire and other casualty only excepted, and whenever necessary, to replace plate glass and other glass therein , including light bulbs; acknowledging that the leased premises are now in good order and the glass whole and light fixtures are functioning. The LESSEE shall not permit the leased premises to be overloaded, damaged, stripped, or defaced, nor suffer any waste. LESSEE shall obtain written consent of LESSOR before erecting any sign on the premises.

B. LESSOR’S OBLIGATIONS

The LESSOR agrees to maintain the structure of the building of which the leased premises are a part in the same condition as it is at the commencement of the term or as it may be put in during the term of this lease, reasonable wear and tear, damage by fire and other casualty only excepted, unless such maintenance is required because of the LESSEE or those whose conduct the LESSEE is legally responsible.

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12. ALTERATIONS- ADDITIONS

The LESSEE shall not make structural alterations or additions to the leased premises, but may make non-structural alterations provided, the LESSOR consents thereto in writing, which consent shall not be unreasonably withheld or delayed. All such allowed alterations shall be at LESSEE’s expense and shall be in quality at least equal to the present condition. LESSEE shall not permit any mechanics’ liens, or similar liens, to remain upon the leased premises for labor and material furnished to LESSEE or claimed to have been furnished to LESSEE in connection with work of any character performed or claimed to have been performed at the direction of LESSEE and shall cause any such lien to be released of record forthwith without cost to LESSOR. Any alterations or improvements made by the LESSEE shall become the property of the LESSOR at the termination of occupancy as provided herein.

13. ASSIGNMENT- SUBLEASING

The LESSEE shall not assign or sublet the whole or any part of the leased premises without LESSOR’s prior written consent. Notwithstanding such consent, LESSEE shall remain liable to LESSOR for the payment of all rent and for the full performance of the covenants and conditions of this lease.

14. SUBORDINATION

This lease shall be subject and subordinate to any and all mortgages, deeds of trust and other instruments in the nature of a mortgage, now or at any time hereafter, a lien or liens on the property of which the leased premises are a part and the LESSEE shall, when requested, promptly execute and deliver such written investments as shall be necessary to show the subordination of this lease to said mortgages, deeds of trust or other such instruments in the nature of a mortgage.

15. LESSOR’S ACCESS

The LESSOR or agent of the LESSOR may, at reasonable times, enter to view the leased premises and my remove placards and signs not approved and affixed as herein provided, and make repairs and alterations as LESSOR should elect to do and may show the leased premises to others, and at any time within three (3) months before the expiration of the term, may affix to any suitable part of the leased premises a notice for letting or selling the leased premises or property of which the leased premises are a part and keep the same so affixed without hindrance or molestation.

16. INDEMNIFICATION AND LIABILITY

The LESSOR shall save the LESSOR harmless for all loss and damage occasioned by the use or escape of water or by the bursting of pipes, as well as from any claim or damage resulting from neglect in not removing snow and ice from the roof of the building or from the sidewalks bordering upon the premises so leased, or by any nuisance made or suffered on the leased premises, unless such loss is caused by the neglect of the LESSOR. The removal of snow and ice from the sidewalks and parking lots bordering upon the leased premises shall be LESSOR’s responsibility.

17. LESSEE’S LIABILITY INSURANCE

The LESSEE shall maintain with respect to the leased premises and the property of which the leased premises are a part comprehensive public liability insurance in the amount of $1,000,000 with property damage insurance in limits of $2,000,000 in responsible companies qualified to do business in Massachusetts and in good standing therein insuring the LESSOR as well as LESSEE against injury to persons or damage to property as provided. The LESSEE shall deposit with the LESSOR certificates for such insurance at or prior to the commencement of the term, and thereafter within thirty (30) days prior to the expiration of any such policies. All such insurance certificates shall provide that such policies shall not be cancelled without at least ten (10) days prior written notice in each assured named therein. LESSEE’S insurance shall name Palmer Redevelopment, LLC as additional insured.

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18. FIRE, CASUALTY- EMINENT DOMAIN

Should a substantial portion of the leased premises or of the property of which they are a part, be substantially damaged by fire or other casualty, or be taken by eminent domain, the LESSOR may elect to terminate this lease. When such fire, casualty, or taking renders the leased premises substantially unsuitable for their intended use, a just and proportionate abatement of rent shall be made, and the LESSEE may elect to terminate this lease if:

(a) The LESSOR fails to give written notice within thirty (30) days of intention to restore leased premises, or
(b) The LESSOR fails to restore the leased premises to a condition substantially suitable for their intended use within ninety (90) days of said fire, casualty or taking.

The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damages or injury to the leased premises for any taking by eminent domain, except for damages to the LESSEE’s fixtures, property, or equipment.

19. DEFAULT AND BANKRUPTCY	In the event that:
(a) The LESSEE shall default in the payment of any installment of rent or other sum herein specified and such default shall continue for ten (10) days after written notice thereof; or

          (b) The LESSEE shall default in the observance or performance of any other of the

                LESSEE’s covenants, agreements, or obligations hereunder and such default shall not be corrected within thirty (30) days after written notice thereof, or

(c) The LESSEE shall be declared bankrupt or insolvent according to law, or, if any assignment shall be made of LESSEE’s property for the benefit of creditors,

then the LESSOR shall have the right thereafter, while such default continues, to re-enter and take complete possession of the leased premises, to declare the term of this leased ended, and remove the LESSEE’ effects, without prejudice to any remedies which might be otherwise used for arrears of rent or other default. The LESSEE shall indemnify the LESSOR against all loss of rent and other payments which the LESSOR may incur by reason of such termination during the residue of the term. If the LESSEE shall default, after reasonable notice thereof, in the observance or performance of any conditions or covenants on LESSEE’s part to be observed or performed under or by virtue of any of the provisions in any article of this lease, the LESSOR, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of the LESSEE. If the LESSOR makes any expenditures or incurs any obligations for the payment of money in connection therewith, including but not limited to, reasonable attorney’s fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations insured, with interest at the rate of 18 percent per annum and costs, shall be paid to the LESSOR by the LESSEE as additional rent.

20. NOTICE

Any notice from the LESSOR to the LESSEE relating to the leased premises or to the occupancy thereof, shall be deemed duly served, if left at the leased premises addressed to the LESSEE, or if mailed to the leased premises, registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE. Any notice from the LESSEE to the LESSOR relating to the leased premises or to the occupancy thereof, shall be deemed dully served, if mailed to the LESSOR by registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing. All rent notices shall be paid and sent to the LESSOR at ONE MAIN STREET WHITINSVILLE, MA 01588

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21. SURRENDER

The LESSEE shall at the expiration or other termination of this lease remove all LESSEE’s goods and effects from the leased premises, (including, without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the LESSEE, either inside or outside the leased premises). LESSEE shall deliver to the LESSOR the leased premises and all keys, locks thereto, and other fixtures connected therewith and all alterations and additions made to or upon the leased premises, in good condition, damage by fire or other casualty only excepted. In the event of the LESSEE’s failure to remove any of LESSEE’s property from the premises, LESSOR is hereby authorized, without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any of the property at LESSEE’s expense, or to retain same under LESSOR’s control or to sell at public or private sale, without notice any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such property.

22. BROKERAGE	NONE
(fill in or delete)

23. OTHER PROVISIONS	SEE ATTACHED

IN WITNESS WHEREOF, the said parties hereunto set their hands and seal this 1st day of December, 2002.

/s/

/s/

____________________________________

____________________________________

LESSEE

LESSOR

President

Engineered Polymer Floors, Inc.

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Second Amendment to Lease

Between

EP Floors, Inc.

And

Palmer Redevelopment, LLC

A lease between Palmer Redevelopment, LLC and EP Floors, Inc. dated December 1, 2003 is hereby amended as follows:

Section 3 (Term) The term of the lease is extended for two (2) years so that the expiration date is November 30, 2006.

In Witness whereof, the said parties hereunto set their hands and seals this ____ day of May, 2005.

Agreed to By:

/s/ Robert Long

/s/

________________________________

____________________________________

EP Floors, Inc.

Palmer Redevelopment, LLC

Robert Long

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RIDER

Section 7 (Utilities) Lessor reserves the right, during the term of this lease or any subsequent lease extension, to install at its own expense a sub meter to monitor electric usage serving the leased premises on the first floor of Building #1. Lessee agrees to pay, as they become due, the monthly bills for electric usage serving the leased premises.

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